SUMMARY PROSPECTUS — July 31, 2015 DoubleLine Equities Growth Fund

Share Class (Ticker): Class A (DDEGX) Class I (DBEGX)

Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its principal risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and the most recent reports to shareholders, online at www.doublelinefunds.com/documents.html. You can also get this information at no cost by calling 877-DLine11 (877-354-6311) or by sending an e-mail request to DoubleLine at fundinfo@doubleline.com.

This Summary Prospectus incorporates by reference the Fund’s Prospectus and SAI, both dated July 31, 2015, each as supplemented from time to time, and the financial statements included in the Fund’s annual report to shareholders, dated March 31, 2015.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for an initial sales load discount on an investment in Class A shares if you and your family invest, or agree to invest in the future, $50,000 or more in Class A shares of the Fund. More information about this discount is available from your financial intermediary and under “Share Class Features — Choosing a Share Class” on page 285 of the Prospectus.

Shareholder Fees (fees paid directly from your investment; more details about the fees charged to each share class are available under “Share Class Features — Choosing a Share Class” in the Prospectus.)

Share Class	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	4.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price)	0.75%[1]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None

Share Class	Class A	Class I
Redemption Fee (as a percentage of shares redeemed within 90 days of purchase)	None	None
Fee for Redemption by Wire	$15	$15
Exchange Fee	None	None
Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Class A		Class I
Management Fees	0.80%		0.80%
Distribution and/or Service (12b-1) Fees	0.25%		None
Other Expenses (includes sub-transfer agent accounting or administrative services expenses)	3.61%		3.61%
Acquired Fund Fees and Expenses[2]	0.01%		0.01%
Total Annual Fund Operating Expenses	4.67%		4.42%
Fee Waiver and/or Expense Reimbursement[3]	(3.36%	)	(3.36%	)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.31%		1.06%

[1]	A contingent deferred sales charge (load) of 0.75% applies only to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

[2]

“Acquired Fund Fees and Expenses” are expenses indirectly incurred by the Fund as a result of its investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements, since financial statements only include direct costs of the Fund and not the indirect costs of investing in the underlying funds.

[3]

The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.30% for Class A shares and 1.05% for Class I shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and

Expenses, and any extraordinary expenses. These expense limitations are expected to apply until at least July 31, 2016, except that they may be terminated by the Board of Trustees at any time. To the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Fund’s expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class I
1 Year	$553	$108
3 Years	$1,483	$1,032
5 Years	$2,420	$1,967
10 Years	$4,788	$4,352

Portfolio Turnover

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 105% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks long-term capital appreciation. The Fund intends to invest its assets principally in equity securities of U.S. companies or foreign companies whose shares trade on a U.S. exchange or that the Adviser determines are otherwise actively traded in the United States, including in the form of American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), and other similar securities. The Fund may also invest, however, in securities that trade principally or only outside the United States. The Fund may invest in companies of any size and may invest without limit in foreign securities, including emerging market securities.

In managing the Fund’s investments, the portfolio manager normally uses a “bottom up” approach to identify attractive growth companies across all market capitalizations for investment. First, the Adviser uses quantitative and qualitative criteria to screen companies for favorable characteristics. Companies identified through this screening process are then subjected to fundamental analysis to identify one or more of the following factors, among others:

•	a record of consistent earnings or revenue growth or the potential to grow revenue or earnings significantly;

•	the potential to earn an attractive return on equity;

•	a large and growing market share or competing in a large or growing market, offering the potential for increasing revenue;

•	a strong balance sheet;

•	significant ownership by management and a strong management team;

•	the ability to fund revenue and earnings growth with internally generated free cash flow or balance sheet cash; and

•	a differentiated product or service.

Equity securities include common and preferred stock, securities convertible into common or preferred stock such as convertible preferred stock, bonds and debentures (such convertible bonds and debentures may be of any maturity and credit quality, including bonds rated below investment grade, commonly known as junk bonds); and rights or warrants to purchase common or preferred stock, as well as other securities with equity characteristics, such as investment companies and ETFs that invest primarily in equity securities. The Fund may invest in other investment companies, including, for example, other open-end or closed-end investment companies, ETFs, and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Adviser and its affiliates.

The Fund may invest in companies that do not have publicly-traded securities but that the portfolio manager determines represent attractive growth investments, such as companies that are relatively newly-formed, may represent attractive acquisition targets for more-established companies or may be contemplating an initial public offering of their shares in the future.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the Fund may buy or sell put and call options and futures contracts and related options, and may enter into swap transactions, in order to take indirect long or short positions on indexes, securities, or other indicators of value, either for hedging purposes or to achieve efficient long or short investment exposures as an alternative to cash investments. The Fund may use futures contracts and other derivatives to gain long or short exposure to one or more physical commodities or indexes of commodities.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Fund’s portfolio manager determines to take advantage of what the portfolio manager considers to be a better investment opportunity, when the portfolio manager believes the portfolio securities no longer represent relatively attractive investment opportunities, when the portfolio manager perceives deterioration in the fundamentals of the issuer, when the portfolio manager believes the intermediate and long-term prospects for the issuer are poor, or when the individual security has reached the portfolio manager’s sell target.

Principal Risks

Since the Fund will hold investments with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio investments increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	cash position risk: to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

convertible securities risk: investing in convertible bonds and securities includes the risk that the issuer may default in the payment of principal and/or interest and the risk that the value of the investment may decline if interest rates rise. Such events may reduce the Fund’s distributable income and the value of the Fund’s shares. Convertible bonds that are rated below investment grade, or unrated convertible bonds of equivalent credit quality, are commonly known as junk bonds. Such bonds involve a higher degree of default risk, may be less liquid and may be subject to greater price volatility than investment grade bonds.

•

counterparty risk: the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•

depositary receipts risk: depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.

•

derivatives risk: the risk that an investment in derivatives will not perform as anticipated by the Adviser, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•

emerging market country risk: the risk that investing in emerging markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries.

•

equity issuer risk: the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

foreign investing risk: the risk that the Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. If the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate or restrict foreign exchange transactions. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

•

fund level tax risk: the Fund could be considered a personal holding company for federal income tax purposes, which will result in Fund-level income tax and an additional personal holding company tax of 20% on all the investment income and gains of the Fund not timely distributed to shareholders. Any such Fund-level taxes will reduce the return on your investment in the Fund. See “Distributions and Taxes — Taxation of the Funds” in the SAI.

•

growth securities risk: the risk that growth securities will be more sensitive to changes in current or expected earnings than other types of securities and tend to be more volatile than the market in general because their prices tend to reflect future investor expectations rather than just current profits. A mutual fund investing principally in growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

•	investment company and exchange-traded fund risk: the risk that an investment company or other pooled investment vehicle, including any ETFs, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

large shareholder risk: the risk that certain account holders, including funds or accounts over which the Adviser (or an affiliate of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or an affiliate of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

limited operating history risk: the risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•

liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. Illiquidity may be the result of, for example, low trading volume, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing derivative positions. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•

market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect the Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•

market risk: the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•

portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio manager’s choice of investments.

•

portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

privately-held companies and private funds risk: investments in privately-held companies and private funds may present greater opportunity for growth, but there are significant risks associated with these investments. Investments in privately-held companies and private funds are typically illiquid and may require a substantial period of time before a substantial increase in price (if any) can occur. Privately-held companies and the companies in which private funds invest may have a limited or no history of profits and limited financial resources.

•

securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio manager’s choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors. For example, the values of securities of companies in the same or related sectors may be negatively affected by the common characteristics they share, the common business risks to which they are subject, common regulatory burdens, or regulatory changes that affect them similarly. Such characteristics, risks, burdens or changes include, but are not limited to, changes in governmental regulation, inflation or deflation, rising or falling interest rates, competition from new entrants, and other economic, market, political or other developments specific to that sector or related sectors.

Please see “Additional Information About Principal Investment Strategies and Principal Risks — Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.

Performance

The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception. The table below shows how the average annual returns of the Fund’s shares for the 1-year and since inception periods compare to those of a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Absent any applicable fee waivers and/or expense limitations (which have applied to the Fund since inception), performance would have been lower. Updated information on the Fund’s investment results can be obtained at no charge by calling 877-DLine11 (877-354-6311) or by visiting the Fund’s website at www.doublelinefunds.com.

Class I Shares

During the period shown above, the highest and lowest quarterly returns earned by the Fund’s Class I shares were:

Highest:	6.69%	Quarter ended December 31, 2014
Lowest:	(1.15%)	Quarter ended September 30, 2014

Calendar year-to-date total return for the Fund’s Class I shares as of June 30, 2015 was 2.81%.

Average Annual Total Returns (for the periods ended December 31, 2014)

Equities Growth Fund	One Year	Since Inception (April 1, 2013)
Class I
Return Before Taxes	8.79%	21.11%
Return After Taxes on Distributions	7.15%	19.74%
Return After Taxes on Distributions and Sale of Fund Shares	5.44%	15.88%
Class A*
Return Before Taxes	3.98%	17.92%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	19.54%

*	Effective October 1, 2014, the Fund’s Class N shares were re-designated as Class A shares (the “Re-designation”). For periods prior to October 1, 2014, the performance shown in the table above for the Fund’s Class A shares is the performance of the Fund’s Class N shares adjusted to reflect the sales charge applicable to the purchase of Class A shares. The Total Annual Fund Operating Expenses of the Class A shares are substantially similar to the Total Annual Fund Operating Expenses of the Class N shares, and therefore the performance shown for the Class A shares is the same as it would have been for the Class N shares (not accounting for the sales charge applicable to Class A shares).

The Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon the redemption of shares of the Fund, a tax deduction is provided that may benefit the investor. After-tax returns are for Class I shares only. After-tax returns for other classes may vary. The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Investment Adviser

DoubleLine Equity LP (an “Adviser”) is the investment adviser to the Fund.

Portfolio Manager

The portfolio manager for the Fund is:

Name	Experience with the Fund	Primary Title with the Investment Adviser
R. Brendt Stallings	Since the Fund’s inception in 2013	Portfolio Manager and Partner

Purchase and Sale of Shares

You may purchase or redeem Class I and Class A shares on any business day when the New York Stock Exchange opens for regular trading by written request via mail (DoubleLine Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 877-DLine11 (877-354-6311), or through authorized dealers, brokers, or other service providers (“financial intermediaries”). Telephone transactions will be permitted unless you decline this privilege on your initial purchase application. The minimum initial and subsequent investment amounts for different types of accounts are shown below, although we may reduce or waive the minimums in some cases.

	Minimum Initial Investment:		Subsequent Investment:
	Regular Accounts	IRAs	All Accounts and Automatic Investment Plans
Class A Shares	$2,000	$500	$100
Class I Shares	$100,000	$5,000	$100

The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Certain financial intermediaries also may have their own investment minimums, which may differ from the Fund’s minimums, and may be waived at the intermediaries’ discretion. The Fund reserves the right to change or waive the minimum initial and subsequent investment amounts without prior notice or to waive the minimum investment amounts for certain intermediaries or individual investors in its discretion.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. If you invest through such tax-advantaged arrangements, you may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Fund’s Adviser, and the Fund’s distributor or any of their affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your individual salesperson or visit your financial intermediary’s website for more information.

333 S. Grand Ave., Suite 1800    Los Angeles, CA 90071

1 (877) DLINE11 or 1 (877) 354-6311

fundinfo@doubleline.com    www.doublelinefunds.com

DL-EQGROWTH